October 31, 2011

DREYFUS INSTITUTIONAL RESERVES FUNDS

Supplement to Combined Prospectus

dated May 1, 2011

            The following information replaces all contrary information contained in the section of the Funds’ Combined Prospectus entitled “Shareholder Guide:”

Each fund’s NAV is calculated at the following time on days the New York Stock Exchange, or the transfer agent, as to Dreyfus Institutional Reserves Money Fund only, is open for regular business:

Dreyfus Institutional Reserves Money Fund                                      5:00 p.m.

Dreyfus Institutional Reserves Treasury Fund                                   5:00 p.m.

Dreyfus Institutional Reserves Treasury Prime Fund                         3:00 p.m.

All times are Eastern Standard time.

Investors should disregard any other reference to NAV calculation times disclosed in the Prospectus under the sub-sections “How to Buy Shares” and “How to Sell Shares” other than those NAV Calculation times listed above.